EXHIBIT 10.3

AMENDMENT NO. 1 TO AIRCRAFT LEASE

        This Amendment No. 1 to Lease Agreement (“Lease” or “Agreement”) is executed this 31st day of March, 2004 by and between EAGLE I, LLC, a Montana limited liability company (“Lessor”) and SEMITOOL, INC., a Montana corporation, with its principal place of business at 655 West Reserve Drive, Kalispell, Montana (“Lessee”).

RECITALS

A.	Lessor is the owner of a Falcon 900 (the “Aircraft”) with a serial number of 65 and a registration number of N988T.

B.	Lessor has agreed to lease the Aircraft to the Lessee pursuant to the terms of a Lease Agreement dated January 15, 2004 (the “Lease Agreement”).

        NOW, THEREFORE, in consideration of the mutual promises and covenants exchanged herein and for other good and valuable consideration, the parties hereto agree as follows:

    1.        Amended Rental. Effective April 1, 2004, Lessee hereby covenants and agrees to pay Lessor, during the Term, a monthly rental of ONE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($175,000.00).

    2.        Other Terms. All other terms of the Lease Agreement shall remain unchanged and shall be incorporated by reference herein in their entirety.

        IN WITNESS WHEREOF, the Lessee and Lessor have duly executed this Amendment No. 1 to Lease Agreement on March 31, 2004 at Kalispell, Flathead County, Montana.

LESSEE: SEMITOOL, INC.
By: /s/Larry A.Viano
Name: Larry A. Viano
Title CFO

LESSOR: EAGLE I, LLC
By: /s/Raymon F. Thompson
Name: Raymon F. Thompson
Title Sole Member